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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported)  NOVEMBER 15, 1996
                                                        -----------------



                        ALLIED CAPITAL CORPORATION II
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            (exact name of Registrant as specified in its charter)
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
              MARYLAND                                 0-18016                        52-1628801
       -----------------------                     ---------------                ---------------------
       (State or jurisdiction of                   (Commission                    (IRS Employer
       incorporation or organization)               File Number)                  Identification  No.)

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                       C/O ALLIED CAPITAL ADVISERS, INC.
                              1666 K STREET, N.W.
                                   9TH FLOOR
                            WASHINGTON, DC   20006
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 331-1112
                                                           --------------


  (Former name or former address, if changed since last report) Not applicable

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ITEM 5.  OTHER EVENTS.

William F. Dunbar has resigned as President and Director of the company in order to pursue other business opportunities. David Gladstone, Chairman and Chief Executive Officer of Allied Capital Corporation II, accepted the resignation and wished Mr. Dunbar well in his new business endeavors.

William L. Walton, age 47, was appointed President and Portfolio Manager of Allied Capital Corporation II. Mr. Walton is a past director of Allied Capital Corporation (ALLC) and a current director of Allied Capital Advisers, Inc.
(ALLA), the investment adviser to the Allied Capital companies.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                                ALLIED CAPITAL CORPORATION II
                                                ------------------------------
                                                        (Registrant)



                                                /s/ Jon A. DeLuca
                                                ------------------------------
Date: November 20, 1996                         Jon A. DeLuca
     ------------------                         Executive Vice President and
                                                Chief Financial Officer